UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On March 19, 2020, Keysight Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at its world headquarters in Santa Rosa, California. As of January 21, 2020, the Company’s record date for the Annual Meeting, there were a total of 188,125,041 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 166,254,105 shares of Common Stock or 88.37% were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for fiscal year 2019.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes	Uncast
Paul N. Clark	143,603,088	6,712,457	94,161	15,844,399	0
Richard P. Hamada	149,063,200	1,251,479	95,027	15,844,399	0
Paul A. Lacouture	149,171,507	1,144,438	93,761	15,844,399	0
Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
165,507,577	542,396	204,082	0	50
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was duly ratified.

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for fiscal year 2019 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
143,991,420	6,193,400	224,836	15,844,399	50
Based on the votes set forth above, the compensation of the Company’s named executive officers for fiscal year 2019 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Senior Vice President, General Counsel and
Secretary

Date: March 24, 2020

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